                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the registrant [X]
         Filed by a party other than the registrant [ ]
         Check the appropriate box:
         [X] Preliminary proxy statement
         [ ] Definitive proxy statement
         [ ] Definitive additional materials
         [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Burr-Brown Corporation
- -------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                             Burr-Brown Corporation
- -------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
             14a-6(j)(2).
         [ ] $500 per each party to the controversy pursuant to Exchange Act
             Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
             and 0-11.
         (1)     Title of each class of securities to which transaction applies:
_______________________________________________________________________________
         (2)     Aggregate number of securities to which transactions applies:
_______________________________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
________________________________________________________________________________
         (4)     Proposed maximum aggregate value of transaction:
________________________________________________________________________________

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:
_______________________________________________________________________________
         (2)     Form, schedule or registration statement no.:
_______________________________________________________________________________
         (3)     Filing party:
_______________________________________________________________________________
         (4)     Date filed:
_______________________________________________________________________________

                             BURR-BROWN CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


April 22, 1994                                                        9:00 a.m.

You are hereby notified that the Annual Meeting of Stockholders of Burr-Brown Corporation will be held on the 22nd day of April 1994 at 9:00 a.m. at the principal executive offices of the Company, 6730 South Tucson Boulevard, Tucson, Arizona 85706, to consider and act upon the following matters:

         1. To elect a Board of Directors consisting of the number so fixed for the ensuing year;

         2. To approve an amendment to the Company's 1993 Stock Incentive Plan that will (i) impose a limitation on the maximum number of shares for which any one participant may be granted stock options and direct share issuances over the remaining term of the 1993 Stock Incentive Plan and (ii) establish an automatic option grant program for the non- employee members of the Board of Directors;

         3. To ratify the selection of Ernst & Young to serve as independent auditors for the Company for the current fiscal year; and

         4. To transact such other business as may properly come before the meeting.

If you are unable to attend the meeting personally, please be sure to date, sign and return the enclosed proxy in the stamped envelope provided.

Only stockholders of record on the books of the Company at the close of business on February 22, 1994 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors,


                                          Jill H. Rice

March 22, 1994

                                   IMPORTANT

A PROXY STATEMENT AND PROXY ARE SUBMITTED HEREWITH. ALL STOCKHOLDERS ARE URGED TO COMPLETE AND MAIL THE PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED ENVELOPE FOR RETURN OF THE PROXY REQUIRES NO POSTAGE IF MAILED IN THE U.S.A. OR CANADA. STOCKHOLDERS ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS WHICH ARE CONSIDERED, IN WHICH EVENT THE SIGNED PROXY MAY BE REVOKED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED.

                             BURR-BROWN CORPORATION
                          6730 SOUTH TUCSON BOULEVARD
                             TUCSON, ARIZONA  85706

                                PROXY STATEMENT



GENERAL

         This Proxy Statement and accompanying Proxy Card are furnished in connection with the solicitation by the Board of Directors of Burr-Brown Corporation, a Delaware corporation (the "Company" or "Burr-Brown"), of proxies to be voted at the Annual Meeting of Stockholders to be held on April 22, 1994, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 9:00 a.m. at the principal executive offices of the Company located at 6730 South Tucson Boulevard, Tucson, Arizona 85706. It is anticipated that this Proxy Statement and the enclosed Proxy Card will be first mailed to stockholders on or about March 22, 1994.

VOTING RIGHTS

         The close of business on February 22, 1994 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of February 22, 1994, the Company had 9,533,596 shares of its common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote for each share of common stock so held. The certificate of incorporation of the Company does not provide for cumulative voting.

REVOCABILITY AND VOTING OF PROXIES

         Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or may be revoked by attending the Annual Meeting and voting in person. When a proxy is returned properly signed, the shares represented thereby will be voted as directed by the persons named in the proxies. If a proxy is returned without specifying choices, the shares will be voted "FOR" proposals 1, 2 and 3 and in the proxy holder's discretion for all other matters properly under consideration at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

SOLICITATION OF PROXIES

         The Company will bear the cost of solicitation of proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

         The following table sets forth certain information as of February 22, 1994, with the exception of information regarding the Capital Group, Inc., Dimensional Fund Advisors and TCW Management Company which is stated as of December 31, 1993, regarding the ownership of the Company's common stock by (i) all persons known by the Company to be beneficial owners of five percent (5%) or more of its outstanding common stock, (ii) each director of the Company and each nominee for director, (iii) each of the executive officers named in the Summary Compensation Table below, and (iv) all executive officers and directors of the Company as a group.

                                                         AMOUNT AND NATURE OF
                                                       BENEFICIAL OWNERSHIP(1)
                                               -------------------------------------
                                                 NUMBER OF                PERCENT OF
    NAME OF BENEFICIAL OWNER                      SHARES                    CLASS
    ------------------------                   -------------              ----------
Thomas R. Brown, Jr.                             3,841,860(2)               40.22
President, CEO,
Director and Chairman
Burr-Brown Corporation
6730 South Tucson Blvd.
Tucson, Arizona 85706

Thomas J. Troup                                     53,125(3)                 .56
Director and Vice Chairman

Francis J. Aguilar                                       0                    .0
Director

John S. Anderegg, Jr.                               35,437                    .37
Director

Bob J. Jenkins                                           0                    .0
Director

James A. Riggs                                           0                    .0
Director

John L. Carter                                      14,375(4)                 .15
Executive Vice President

Michael E. Pawlik                                    4,800(5)                 .05
Vice President

Robert E. Reynolds                                       0                    .0
Vice President

Robert E. Filiault                                   4,800(6)                 .05
Vice President





                                       2.

Fred L. Hanson                                                        0                    .0
Former President, CEO
and Director

Robert E. Switz                                                  18,000                    .19
Former CFO

P. Michael Henry                                                      0                    .0
Former Vice President

All Current Directors and                                     3,954,397(7)               41.40
Current Executive Officers
as a Group (10 persons)

The Capital Group, Inc.                                         468,950(8)                4.91
333 South Hope Street
Los Angeles, California 90071

Dimensional Fund Advisors                                       616,100(9)                6.45
1299 Ocean Avenue
Santa Monica, CA  90401

TCW Management Company                                          605,700                   6.34
865 S. Figueroa Street
Los Angeles, CA  90017

___________________________________

(1) Unless otherwise indicated, each of the beneficial owners named in the table has sole voting and investment power with respect to all shares shown as owned by them, subject to applicable community property laws.
(2) Represents 3,841,860 shares held by Brown Investment Management Limited Partnership, of which Mr. Brown is a General Partner and pursuant to which he shares dispositive power over these shares. Of these shares, Mr. Brown has sole voting power with respect to 3,434,002 shares, and has no voting power with respect to the remaining shares. Does not include the 373,459 shares held in the Burr-Brown Corporation Stock Bonus Plan and Trust of which Mr. Brown and Mr. Carter have voting power.
(3) Includes 53,125 shares held in a trust of which Mr. Troup holds voting and investment power.
(4) Includes 8,000 shares subject to options granted to Mr. Carter pursuant to the 1993 Stock Incentive Plan, which are exercisable within 60 days following the Record Date.
(5) Includes 4,800 shares subject to options granted to Mr. Pawlik pursuant to the Restated 1981 Stock Option Plan, which are exercisable within 60 days following the Record Date.
(6) Includes 4,800 shares subject to options granted to Mr. Filiault pursuant to the Restated 1981 Stock Option Plan, which are exercisable within 60 days following the Record Date.
(7) Includes 17,600 shares subject to options granted to officers pursuant to the Restated 1981 Stock Option Plan and the 1993 Stock Incentive Plan, which are exercisable within 60 days following the Record Date. Also includes 3,841,860 shares held by Brown Investment Management Limited Partnership, of which Mr. Brown is a General Partner, as described in Note 1 above.
(8) Capital Guardian Trust Company and Capital Research and Management Company, operating subsidiaries of the Capital Group, Inc., exercised as of December 31, 1993, investment discretion with respect to 468,950 and 100,000 shares, respectively, or a combined total of 4.91% of Burr-Brown Corporation's outstanding stock, which was owned by various institutional investors.





                                       3.

(9) Persons who are officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and the Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 83,800 additional shares which are owned by the Fund and 25,500 shares which are owned by the Trust and are included in the total.


                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

         Each director to be elected at the Annual Meeting will hold office until the next annual meeting of stockholders and until a successor for such director is elected and has qualified, or until the death, resignation, or removal of such director. At the Annual Meeting there are seven (7) directors to be elected. There are seven (7) nominees, each of whom, with the exception of Syrus P. Madavi who is expected to join the Board of Directors upon commencing employment with the Company, is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them for the nominees listed below. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the nominees named below. The seven (7) candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than seven (7) nominees.

NOMINEES

         Set forth below is information regarding the nominees to the Board of Directors.

                                  PRESENT PRINCIPAL EMPLOYMENT
NAME                      AGE     AND PRIOR BUSINESS EXPERIENCE
- ----                      ---     -----------------------------
Thomas R. Brown, Jr.       67     Director since 1956.  Founder of the Company
                                  and has served as its Chairman since 1956.
                                  Mr. Brown served as Corporate Secretary from
                                  February 1986 to November 1987.  Mr. Brown
                                  served as the Chief Executive Officer until
                                  February 1983 and President until 1976.  Most
                                  recently, he served as President and CEO from
                                  April 1993 to March 1994.  Former member of
                                  the Board of Directors of the Los Angeles
                                  Regional Office of the Federal Reserve Board.

Syrus P. Madavi            44     Appointed President and Chief Executive
                                  Officer of the Company, effective mid-March
                                  1994.  Formerly Mr. Madavi was President of
                                  Raytheon Semiconductor Division from 1992 to
                                  March 1994.  He was Director of Product
                                  Development and Marketing of Raytheon from
                                  1990 to 1992, and prior to that served as the
                                  Vice President and General Manager of
                                  Honeywell Semiconductor from 1983 to June 1990
                                  and Marketing Director of Analog Devices Inc.
                                  from 1979 to 1985.

Thomas J. Troup            70     Director since 1967.  Vice Chairman since
                                  1982 and Chief Financial Officer from February
                                  1983 to July 1988.  Mr. Troup served as
                                  Treasurer from





                                       4.

                                  November 1986 to March 1987.  From 1971 to
                                  1982, Mr. Troup served as Vice President,
                                  Treasurer and a Director of Akzona, Inc. He has served as a Director of Dynamics Research
                                  Corporation since 1962 and served as a
                                  Director of BRIntec Corporation from 1987-1989.

John S. Anderegg, Jr.      70     Director since 1958.  Chairman of the Board of
                                  Dynamics Research Corporation since 1955 and
                                  served as its President from 1955 to 1986.
                                  Serves as a Director of the Ivy Fund,
                                  Metritape, Inc. and MacKenzie Funds.

Bob J. Jenkins             59     Director since 1991.  Corporate Vice President,
                                  Motorola Incorporated from 1985 until
                                  retirement.  From 1980 until 1985, Vice
                                  President and Director of Technology,
                                  Semiconductor Sector, Motorola Incorporated.

James A. Riggs             57     Director since 1991.  Currently Senior Vice
                                  President and Chief Financial Officer, Olin
                                  Corporation.

Francis J. Aguilar         61     Elected as Director in February 1993.
                                  Currently a Professor of Business
                                  Administration at the Harvard Business School,
                                  consultant and author.  Serves as a Director
                                  of Bowater, Inc. and Dynamics Research
                                  Corporation.


BOARD MEETINGS AND COMMITTEES

         The Board of Directors held four (4) meetings during fiscal 1993.

         The Audit Committee of the Board of Directors held two (2) meetings during fiscal 1993. The Audit Committee, which is currently comprised of Directors Thomas J. Troup, Bob J. Jenkins, and John S. Anderegg, Jr., recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system and its system of internal controls.

         The Compensation Committee held two (2) meetings during 1993. The Compensation Committee, which is currently comprised of Directors James A. Riggs and Francis J. Aguilar, has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit plans. The Compensation Committee also administers the Company's 1993 Stock Incentive Plan.

         The Board of Directors does not have a standing nominating committee.

DIRECTOR COMPENSATION

         Each non-employee Board member in fiscal 1993 received a quarterly retainer fee of $1,500 and an additional $1,000 for each meeting of the Board of Directors attended. In addition, each such director was reimbursed for travel expenses incurred in connection with his attendance at meetings of the Board of Directors and the committees thereof. If the amendment to the Company's 1993 Stock Incentive Plan is approved by the stockholders at the 1994 Annual Meeting, each individual who is re-elected as a non-employee Board member at that Annual Meeting will receive an automatic option grant for 10,000 shares of the Company's common stock. For further information concerning this special automatic option grant program, please see Proposal No. 2 below.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934





                                       5.

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely upon review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1993, there was compliance with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the Company's other executive officers whose compensation was in excess of $100,000 for the last fiscal year for services rendered in all capacities to the Company and its subsidiaries for the 1993, 1992 and 1991 fiscal years. The table also includes an individual who served as the Company's Chief Executive Officer for part of the 1993 fiscal year and two other executive officers whose compensation for the 1993 fiscal year was in excess of $100,000 but who terminated employment before the end of the fiscal year. The individuals included in the table will be hereafter referred to as the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                   COMPENSA-
                                     ANNUAL COMPENSATION                         TION AWARDS(8)
                                     -------------------                         --------------
                                                                  OTHER                              ALL OTHER
                                                                  ANNUAL            OPTIONS           COMPEN-
       NAME AND         FISCAL                                   COMPENSA-       (NO. OF UNDER-       SATION
  PRINCIPAL POSITION     YEAR    SALARY($)(1)      BONUS($)       TION($)        LYING SHARES)        ($)(7)
  ------------------     ----    ------------      --------       -------        -------------        ------
Thomas R. Brown, Jr.,    1993     $ 195,000              --            --               --            $ 2,249
President, Chief         1992       169,000              --            --               --             53,111
Executive Officer and    1991       191,750              --            --               --                 --
Chairman of the Board

John L. Carter,          1993     $ 113,731(3)      $16,700            --            6,000              1,077
Executive                1992            --              --            --               --                 --
Vice President(2)        1991            --              --            --               --                 --

Michael M. Pawlik,       1993     $ 128,308         $11,700            --            7,000              2,249
Vice President           1992       114,895              --       $35,822               --                405
Marketing                1991        51,188              --        55,823           12,000                 --

Robert E. Filiault,      1993     $ 125,004          16,700            --               --              2,249
Vice President Sales     1992       115,233          15,500        43,126           12,000                538
                         1991        50,843          25,500            --               --                 --





                                       6.

                                                                                LONG-TERM
                                                                                COMPENSA-
                                     ANNUAL COMPENSATION                      TION AWARDS(8)
                                     -------------------                      --------------
                                                                  OTHER                             ALL OTHER
                                                                 ANNUAL           OPTIONS            COMPEN-
      NAME AND          FISCAL                                  COMPENSA-      (NO. OF UNDER-        SATION
 PRINCIPAL POSITION      YEAR   SALARY($)(1)       BONUS($)      TION($)       LYING SHARES)         ($)(7)
 ------------------      ----   ------------       --------      -------       -------------         ------
Robert E. Reynolds,      1993     $  21,635              --      $12,493(5)        10,000                --
Vice President           1992            --              --           --               --                --
Operations(4)            1991            --              --           --               --                --

Fred L. Hanson,          1993     $ 254,808        $127,404      $ 6,863(6)            --                --
Former President and     1992        91,346          45,493       21,930          200,000                --
Chief Executive          1991            --              --                            --                --
Officer

Robert E. Switz          1993     $ 150,846              --           --               --             2,249
Former Vice President    1992       134,955              --           --               --             1,224
and Chief Financial      1991       130,350              --           --               --                --
Officer

P. Michael Henry,        1993     $ 125,478              --           --               --             1,689
Former Vice President    1992       116,718              --           --               --               859
Research                 1991       111,578              --           --               --                --

(1) Includes amounts deferred under the Company's Retirement Income (Internal Revenue Code Section 401(k)) Plan.
(2) Mr. Carter began employment with the Company effective August 1993 at an annual compensation of $160,000.
(3) Includes payments made to Mr. Carter in the amount of $56,500 for consulting services performed prior to his employment with the Company.
(4) Mr. Reynolds began employment with the Company effective October 1993 at an annual compensation of $125,000.
(5) Includes a payment made to Mr. Reynolds of $12,493 for relocation expenses.
(6) Payment to cover the estimated tax liability of relocation payments made to Mr. Hansen.
(7) All other compensation includes the contributions made by the Company to the 401(k) Plan on behalf of each of the Named Executive Officers to match their salary deferrals under such plan.
(8) None of the Named Executive Officers were awarded restricted stock in, nor held restricted stock at the end of, fiscal 1993.

STOCK OPTIONS

         The following table sets forth information concerning the stock options granted under the 1993 Stock Incentive Plan during the 1993 fiscal year to the Named Executive Officers. The table also sets forth hypothetical gains or potential "option spreads" for those options at the end of their respective ten-year terms. These potential realizable values are based on the assumption that the market price of the Company's common stock will appreciate at the rate of five percent (5%) and ten percent (10%), compounded annually, from the date the option was granted to the last day of the full option term. The actual value realized upon the exercise of these options, if any, will be dependent upon the future performance of the Company's common stock and overall market conditions. During the 1993 fiscal year, no stock appreciation rights were granted to the Named Executive Officers.





                                       7.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                          --------------------------------------------------------       POTENTIAL REALIZABLE
                                        % OF TOTAL                                        VALUE AT ASSUMED
                           OPTIONS       OPTIONS                                        ANNUAL RATES OF STOCK
                           GRANTED      GRANTED TO        EXERCISE                        PRICE APPRECIATION
                           (NO. OF     EMPLOYEES IN        PRICE                          FOR OPTION TERM(3)
                          UNDERLYING      FISCAL            PER         EXPIRATION      ---------------------
      NAME                SHARES)(1)      YEAR           SHARE($)(2)      DATE           5%($)        10%($)
      ----                ----------   ------------      -----------    ----------      -------      --------
John L. Carter              6,000         16.44%           $7.125        10/22/03       $26,885      $68,132
Michael M. Pawlik           7,000         19.18%           $7.125        10/22/03       $31,366      $79,488
Robert E. Reynolds         10,000         27.40%           $7.00         10/25/03       $44,023     $111,562


(1) Each option, other than Mr. Carter's, will become exercisable for the option shares in a series of five equal and successive annual installments over the optionee's continued service with the Company measured from the grant date. In accordance with the terms of his employment, two thousand (2,000) of Mr. Carter's options were exercisable on the grant date, and the remaining four thousand (4,000) became exercisable over a series of four equal monthly installments measured from the grant date. The grant dates for the options listed in the above table are as follows:

                                           Options
         Name                              Granted                  Grant Date
         ----                              -------                  ----------
         John L. Carter                     6,000                    10/22/93
         Michael M. Pawlik                  7,000                    10/22/93
         Robert E. Reynolds                10,000                    10/25/93



         The shares subject to each option will immediately vest in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon the termination of the optionee's employment following a hostile change in control of the Company, whether by tender offer for more than 50% of the Company's outstanding voting stock or change in the majority of the Board effected through one or more proxy contests.

(2) The exercise price may be paid in cash, in shares of the Company's common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income or employment tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of such tax liability. The Plan Administrator also has the discretionary authority to reprice outstanding options through the cancellation of those options and the grant of replacement





                                       8.

         options with an exercise price equal to the lower fair market value of the option shares on the regrant date.

(3) The five percent (5%) and ten percent (10%) assumed annual rates of compounded stock price appreciation as mandated by the Securities and Exchange Commission. There is no assurance that the actual stock price appreciation over the ten-year option term will be at those assumed rates or at any other level. Unless the market price of the Company's common stock does in fact appreciate over the option term, no value will be realized from the option grants.


STOCK OPTION EXERCISES AND HOLDINGS

         The following table sets forth certain information with respect to the Named Executive Officers concerning the number of options they exercised during the 1993 fiscal year and the number of shares subject to exercisable and unexercisable stock options which they held at the end of such fiscal year. None of the Named Executive Officers held any stock appreciation rights at the end of that fiscal year.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES





                                                            Number of securities             Value of unexercised
                                                           underlying unexercised           in-the-money options at
                           Shares                        options at fiscal year-end          fiscal year end(2)(3)
                         acquired on        Value       -----------------------------     ----------------------------
     Name                 exercise       realized(1)    Exercisable     Unexercisable     Exercisable    Unexercisable
     ----                -----------     -----------    -----------     -------------     -----------    -------------
Thomas R. Brown                 0               0              0                 0              0               0
John L. Carter                  0                          4,000             2,000              0               0
Michael M. Pawlik               0               0          4,800            14,200              0               0
Robert E. Filiault              0               0          2,400             9,600              0               0
Robert E. Reynolds              0               0              0            10,000              0               0
Fred L. Hanson                  0               0              0                 0              0               0
Robert E. Switz                 0               0         18,000                 0              0               0
P. Michael Henry           10,000          21,562              0                 0              0               0

- -----------------
(1) The "value realized" represents the difference between the exercise price of the option shares and the market price of those shares on the date the option was exercised. The value realized was determined without considering any taxes which may have been owed.
(2) "In-the-money" options are options whose exercise price was less than the market price of the Company's common stock on December 31, 1993, the last day of the 1993 fiscal year.
(3) Based upon the market price of $6.50 per share, which was the closing price per share of the Company's common stock on the Nasdaq National Market on December 31, 1993, less the option exercise price payable per share.





                                       9.

         The table below provides a schedule of estimated annual benefits payable upon retirement to individuals who participate in the Company's defined benefit pension plan.

ANNUAL RETIREMENT BENEFITS


    Compensation                              Years of Service
    ------------        ---------------------------------------------------------------
                            5               10                15             20 or More
                        ------           -------           -------           ----------
      $100,000           $4,432           $ 8,864           $13,296            $17,728
       150,000            6,932            13,864            20,796             27,728
       200,000            9,432            18,864            28,296             37,728

       250,000           11,932            23,864            35,796             47,728

       300,000           14,432            28,864            43,296             57,728


         A participant's compensation covered by the Company's retirement plan is his or her average salary for the five calendar plan years during the last ten years of the participant's career for which such average is the highest or, in the case of a participant who has been employed for less than five full calendar years, the period of his or her employment with the Company and its subsidiaries. Under the retirement plan, contributions are not specifically allocated to individual participants. The table above shows estimated annual retirement benefits payable at age 65 to participants, based upon the plan formula equal to 0.5% of final average annual salary plus 0.5% of excess final average salary over the individual's Social Security covered compensation, multiplied by years of service, up to a maximum of 20 years. The estimates do not include Social Security benefits payable from the federal government and assume that benefits begin at age 65 under a straight life annuity form. The Social Security covered compensation used in the calculation is that applicable to an individual attaining age 65 in 1993. Compensation covered under the plan for named executives as of the end of the last fiscal year is: Brown:
$189,150; Carter: $57,231; Pawlik: $98,130; Filiault: $97,027; Reynolds:
$21,635; Switz: $136,030; and Henry: $115,371. The estimated years of service for each named executive are as follows: Brown: 37.0; Carter: 0.5; Pawlik:
2.5; Filiault: 2.5; Reynolds: 0.2; Switz: 5.5; and Henry: 13.0.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         As members of the Compensation Committee of Burr-Brown Corporation, it is our duty to set the base salary of the Company's executive officers and to administer the Company's 1993 Stock Incentive Plan under which grants may be made to them and other key employees. In addition, we approve the individual bonus programs to be in effect for the executive officers each fiscal year.

GENERAL COMPENSATION POLICY

                 Our fundamental policy is to offer the Company's executive officers competitive compensation opportunities based substantially upon their contribution to the financial success of the Company and their personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with relevant salary levels in the industry, (ii) annual variable performance awards payable in cash and tied to the achievement of performance goals established by us, and (iii) long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and the Company's





                                      10.

stockholders. As an officer's level of responsibility increases, it is our intent to have a greater portion of his or her total compensation be dependent upon Company performance and stock price appreciation rather than base salary.

                 FACTORS. The most important factors that we considered in establishing the components of each executive officer's compensation package for the 1993 fiscal year are summarized below. Additional factors were also taken into account. We may in our discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

                 * BASE SALARY. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions with the Company's principal competitors, and internal comparability considerations. We believe that the current base salary levels of the executive officers are set at approximately the middle of the range for the Company's competitors.

                 * ANNUAL INCENTIVE COMPENSATION. The Compensation Committee established an executive incentive plan for 1993 designed to reward executive officers based both on the Company's performance for the year and on each executive officer's individual contributions. The plan established a bonus pool based upon a percentage of the Company's pre-tax net income after giving effect to certain deductions, such as contributions to the Company's 401(k) Plan, subject to achieving a minimum level of pre-tax net income and to a maximum amount payable under the plan. The Committee then allocated this bonus pool among the Company's executive officers based upon its determination of their relative contributions to the Company's profitability. The Committee has not yet determined the basis on which annual incentive compensation, if any, will be paid to executive officers for services rendered in 1994.

                 * LONG-TERM INCENTIVE COMPENSATION. In 1993, the Committee approved the grants of stock options to John L. Carter, Michael M. Pawlik and Robert E. Reynolds under the Company's 1993 Stock Incentive Plan. The grants are designed to align the interests of the executive officers with those of the stockholders and to provide each with an equity stake in the business. The number of shares subject to each option grant was based on the officer's level of responsibilities and relative position in the Company. Mr. Carter and Mr. Reynolds joined the Company in 1993. Each grant allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). Mr. Carter's option, which was negotiated in connection with his employment, became exercisable in monthly installments over a six (6) month time period, measured from date of employment. Each other option will become exercisable in five (5) equal and successive annual installments only as the officer continues in the Company's employ. Accordingly, the option will provide a return to the executive officer only if he remains with the Company and the market price of the shares appreciates over the option term.

                 CEO COMPENSATION. Mr. Fred L. Hanson, the Company's Chief Executive Officer at the beginning of 1993, resigned his position effective April 23, 1993. The initial compensation payable to Mr. Hanson was negotiated by the Board of Directors and agreed upon through arms length discussions with Mr. Hanson. The Board sought to be competitive with other companies in the industry, while at the same time tying a significant percentage of his compensation to Company performance and stock price appreciation. Mr. Hanson's base annual salary for 1993 was set at $20,833 per month, and his bonus for 1993 was guaranteed at fifty percent of his annual base salary for that year. Mr. Hanson received his full bonus payment through 1993. In addition, Mr. Hanson was granted options to purchase a total of 200,000 shares of the Company's Common Stock at the fair market value of the shares on the date he commenced employment. No portion of this option was vested prior to Mr. Hanson's resignation and this option is now terminated.





                                      11.

                 From April 23, 1993 through the end of the year, Mr. Thomas R. Brown, Jr., Chairman of the Board, served as the Company's President and Chief Executive Officer. There was no change in Mr. Brown's base salary in connection with his assumption of these additional duties and he did not receive a bonus or a stock option grant for his services in 1993.

                 We conclude our report with the acknowledgement that no member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

                    Submitted by the Compensation Committee
                   Burr-Brown Corporation Board of Directors:

                                 James A. Riggs
                               Francis J. Aguilar


PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the common stock of the Company with that of the Russell 2000 Index, a broad market index of companies with comparable market capitalization, and Value Line's Semiconductors Index, a published line-of- business index. The comparison for each of the periods assumes that $100 was invested on December 31, 1988 in the Company's common stock, the stocks included in the Russell 2000 Index and the stocks included in the Value Line's Semiconductors Index. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.



                    [PERFORMANCE GRAPH FILED UNDER FORM SE]



         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings made by the Company under those statutes, including this Proxy Statement, the preceding Compensation and Stock Option Committee Report on Executive Compensation and the preceding Company Stock Price Performance Graph are not to be incorporated by reference into any such prior filings; nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.





                                      12.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

         None of the Named Executive Officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors has the authority as administrator of the Company's 1993 Stock Incentive Plan to provide for the accelerated vesting of the shares of common stock subject to outstanding options held by the Chief Executive Officer and the other Named Executive Officers or any unvested shares actually held by those individuals under the Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following a hostile take-over of the Company effected through a successful tender for more than 50% of the Company's outstanding common stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

                                PROPOSAL NO. 2:

      APPROVAL AND RATIFICATION OF AMENDMENTS TO 1993 STOCK INCENTIVE PLAN

         The stockholders are also being asked to vote on a proposal to approve and ratify a restatement of the 1993 Stock Incentive Plan (the "1993 Plan") which will effect the following amendments: (1) impose a limitation on the maximum number of shares for which any one participant may be granted stock options and direct share issuances over the remaining term of the 1993 Stock Incentive Plan and (2) establish an automatic option grant program for the Company's non-employee Board members. The Board approved these amendments on February 11, 1994, subject to stockholder approval at the 1994 Annual Meeting. The 1993 Plan was originally adopted by the Board on February 11, 1993 as the successor to the Burr-Brown Research Corporation Incentive Stock Option Plan of 1981 (the "1981 Plan") and was approved by the stockholders on April 23, 1993.

         The following is a summary of the principal features of the 1993 Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices.

STRUCTURE OF THE 1993 PLAN

         The 1993 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, under which key employees and consultants may be granted options to purchase shares of the Company's common stock, (ii) a Stock Issuance Program under which key employees and consultants may be issued shares of the Company's common stock directly, either through the purchase of such shares or as a bonus tied to the performance of services or the Company's attainment of financial objectives, and (iii) an Automatic Option Grant Program, under which non-employee Board members will automatically receive special option grants to purchase shares of the Company's common stock.

         Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or nonstatutory options not intended to satisfy such requirements. All grants under the Automatic Option Grant Program will be nonstatutory options.

ADMINISTRATION

         The 1993 Plan (other than the Automatic Option Grant Program) will be administered by a committee (the "Committee") comprised of at least two members of the Board. The Committee members will be





                                      13.

appointed by, and serve at the pleasure of, the Board. The Committee will have full authority, subject to the provisions of the 1993 Plan, to determine the eligible individuals who are to receive option grants and/or share issuances under the Discretionary Option Grant and Stock Issuance Programs, the type of option (incentive stock option or nonstatutory option) to be granted, the number of shares to be covered by each granted option or share issuance, the date or dates on which the option is to become exercisable, and the maximum term for which the option is to remain outstanding. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program, and no administrative discretion will be exercised by the Committee with respect to the grants made under that program.

ELIGIBILITY

         Key employees (including officers) of the Company and independent consultants will be eligible to participate in the Discretionary Option Grant and the Share Issuance Programs under the 1993 Plan. Non-employee members of the Board will only be eligible to participate in the Automatic Option Grant Program. As of February 28, 1994, approximately 200 employees, including 5 executive officers, were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and 5 non-employee Board members were eligible to participate in the Automatic Option Grant Program.

SHARE RESERVE

         1,077,973 shares of the Company's common stock has been reserved for issuance over the term of the 1993 Plan, subject to adjustment from time to time in the event of certain changes to the Company's capital structure. Such share reserve consists of (i) the 477,973 shares of the Company's common stock which remained available for issuance under the 1981 Plan when it was superseded by the 1993 Plan, including the shares subject to outstanding options incorporated into the 1993 Plan, plus (ii) an additional 600,000-share increase. The issuable shares may be made available either from the Company's authorized but unissued shares of common stock or from shares of the Company's common stock repurchased by the Company, including shares purchased on the open market.

         Should an option expire or terminate for any reason prior to exercise in full (including options incorporated from the 1981 Plan and options cancelled in accordance with the cancellation-regrant provisions described in the "Cancellation and Regrant of Options" section below), the shares subject to the portion of the option not so exercised will be available for subsequent option grants or share issuances under the 1993 Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1993 Plan will not be available for subsequent issuance. All share issuances under the 1993 Plan, including shares issued upon the exercise of options incorporated into the 1993 Plan from the 1981 Plan, will reduce on a share-for-share basis the number of shares of common stock available for subsequent option grant or stock issuance.

         As of February 28, 1994, options for 290,950 shares of common stock were outstanding under the 1993 Plan (including options incorporated from the 1981 Plan), and 779,180 shares were available for future option grants.

         In no event may the aggregate number of shares of the Company's common stock for which any one individual participating in the 1993 Plan may be granted stock options and direct share issuances exceed 600,000 shares over the remaining term of the 1993 Plan. For purposes of this limitation, any stock option grants or direct share issuances made prior to January 1, 1994 will not be taken into account.





                                      14.

VALUATION

         For all purposes under the 1993 Plan, the fair market value per share of the Company's common stock on any relevant date will be the closing selling price per share on such date, as reported on the Nasdaq National Market. On February 28, 1994, the fair market value of the Company's common stock was $7.25 per share.

DISCRETIONARY OPTION GRANT PROGRAM

PRICE AND EXERCISABILITY

         The option price of options granted under the 1993 Plan may not be less than the fair market value of the option shares on the grant date. The option price is payable in cash or in shares of the Company's common stock. The option may also be exercised through a same-day sale program without any cash outlay on the optionee's part.

         The maximum period during which any option may remain outstanding under the 1993 Plan may not exceed ten years. The Committee will have complete discretion to grant options (i) which are immediately exercisable for vested shares, (ii) which are immediately exercisable for unvested shares subject to the Company's reacquisition rights or (iii) which become exercisable in installments for vested shares over the optionee's period of service.

         Any options held by the optionee at the time of his or her cessation of service for any reason other than death or disability will normally not remain exercisable for more than a three-month period thereafter. Should the optionee cease service by reason of disability or die while holding one or more outstanding options, then the outstanding options will not remain exercisable for more than a twelve-month period thereafter. The Committee may also permit such a twelve-month exercise period in the event the optionee ceases service by reason of retirement at or after attainment of age 65. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during the applicable post-service exercise period, be exercisable only to the extent of the number of option shares in which the optionee is vested at the time of cessation of service. For purposes of the 1993 Plan, the optionee will be deemed to continue in service for so long as such individual performs services for the Company or any majority-owned subsidiary, whether as an employee, a non-employee member of the board of directors or an independent consultant or advisor.

         The Committee will have complete discretion, exercisable at any time the option remains outstanding, to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part.

STOCK APPRECIATION RIGHTS

         The Committee may grant options with tandem or limited stock appreciation rights. Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of common stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Committee, be made in cash or in shares of the Company's common stock. Officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may also be granted limited stock appreciation rights in connection with their option grants. Any option with such a limited stock appreciation right in effect for at least six (6) months may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities, to the extent the option is at the time





                                      15.

exercisable for vested shares of common stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per option share equal to the excess of (i) the highest reported price per share of common stock paid in the tender offer over (ii) the option exercise price payable per share. The balance of the option (if any) will continue to remain outstanding and become exercisable and vest in accordance with the agreement evidencing such grant.

         The Committee has the discretion to extend such limited rights to any or all outstanding options held by officers under the 1981 Plan and incorporated into the 1993 Plan.

STOCKHOLDER RIGHTS AND OPTION ASSIGNABILITY

         No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

CANCELLATION AND REGRANT OF OPTIONS

         The Committee has the authority to effect the cancellation of any or all options outstanding under the 1993 Plan (including options incorporated from the 1981 Plan) and to grant in substitution new options covering the same or different numbers of shares of the Company's common stock but with an exercise price per share not less than the fair market value of the option shares on the new grant date. It is anticipated that the fair market value option price in effect under the new grant will in all instances be less than the exercise price in effect under the cancelled option.

STOCK ISSUANCE PROGRAM

         Shares may be issued under the Stock Issuance Program for such consideration as the Committee deems appropriate, including (i) cash or cash equivalents, (ii) promissory notes payable to the Company's order, or (iii) services rendered. To the extent the issued shares are drawn from the Company's authorized but unissued reserve of common stock, those shares must be issued for consideration valued at not less than their current fair market value. Treasury shares (shares repurchased by the Company and held as treasury shares) may be issued for whatever consideration, including future services, the Committee deems appropriate under the circumstances.

         The issued shares may be fully vested upon issuance or may vest over a period of time. The holder of the issued shares will have full stockholder rights with respect to those shares, including the right to vote such shares and receive all cash dividends paid on such shares, whether or not such shares are vested. However, unvested shares may not be sold, transferred or assigned, except for certain permitted transfers to the participant's spouse or issue or transfers effected upon the participant's death.

         Upon the participant's cessation of service (as defined above) for any reason, his or her unvested shares will immediately be surrendered to the Company for cancellation, and the participant will cease to have any stockholder rights with respect to those shares. If the surrendered shares were previously issued to the participant for consideration paid in cash or cash equivalent, the Company will repay to the participant the cash consideration or cancel the principal balance of any outstanding purchase-money note to the extent attributable to the surrendered shares. The Committee may at any time waive in whole or in part the surrender and cancellation of the unvested shares held by the participant at the time of termination of service and thereby accelerate the vesting of the participant's interest in the shares as to which the waiver applies.





                                      16.

AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, each individual who is re-elected as a non-employee Board member at the 1994 Annual Meeting will receive at that time an option grant for 10,000 shares of the Company's common stock. Each individual who first becomes a non-employee Board member after the 1994 Annual Meeting, whether through election by the Company's stockholders or appointment by the Board, will automatically receive at the time of such election or appointment a similar option grant for 10,000 shares.

         Each option granted under the Automatic Option Grant Program will be subject to the following terms and conditions:

                 - The option price per share will be equal to 100% of the fair market value per share of the Company's common stock on the automatic option grant date.

                 - Each option will have a maximum term of ten years measured from the grant date.

                 - Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company at the exercise price paid per share should the optionee cease Board service prior to vesting in such shares. The option shares will vest, and the Company's repurchase right will lapse, in a series of five equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the automatic option grant date.

                - The option will remain exercisable for a six-month period following the optionee's cessation of Board service for any reason other than death or permanent disability. Should the optionee die within six months after such cessation of Board service, then the option will remain exercisable for a twelve-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) in which the optionee is vested at the time of the optionee's cessation of Board service.

                - Should the optionee die or become permanently disabled while serving as a Board member, then the shares of the Company's common stock subject to any automatic option grant held by that individual optionee will immediately vest in full, and those vested shares may be purchased at any time within the twelve-month period following the date of the optionee's cessation of Board service.

                 - In the event of a Corporate Transaction or Change in Control (as those terms are defined in the Option/Vesting Acceleration section below), the shares subject to each outstanding automatic option grant will immediately vest in full, and each such option may be exercised for any or all of those vested shares until the expiration or sooner termination of the option term.

                 - Upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities, each automatic option grant which has been outstanding for at least six months





                                      17.

         may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (A) the highest reported price per share of the Company's common stock paid in such tender offer over (B) the option exercise price payable per share.

                - The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic option grant.

GENERAL PROVISIONS

OPTION/VESTING ACCELERATION

         Accelerated vesting of outstanding options and share issuances under the 1993 Plan may occur under certain circumstances in connection with changes in the ownership or control of the Company. The transactions which may trigger such acceleration may be identified as follows:

         Corporate Transaction: any one of the following stockholder-approved transactions to which the Company is a party:

              (i) a merger, consolidation or other reorganization in which the Company is not the surviving entity,

             (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

            (iii) any reverse merger in which the Company is the surviving entity but in which more than 50% of the Company's outstanding voting securities are transferred to persons other than those who held such securities immediately prior to the merger.

          Change in Control: either of the following events effecting a change in ownership or control of the Company:

              (i) the acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 50% of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept, or

             (ii) a change in the composition of the Board over a period of twenty-four (24) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been members of the Board continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

         In the event of a Corporate Transaction, each option at the time outstanding under the 1993 Plan will automatically become exercisable for all of the shares of the Company's common stock at the time subject to that option and may be exercised for any or all of such shares as fully-vested shares. However, an outstanding option under the Discretionary Option Grant Program will not so accelerate if and to the





                                      18.

extent: (i) such option is either to be assumed by the successor corporation (or parent thereof) or is otherwise to be replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) the acceleration of such option is precluded by other limitations or restrictions imposed by the Committee at the time of grant. Immediately following the consummation of the Corporate Transaction, all outstanding options under the 1993 Plan will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable. The Committee will have the discretion to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the optionee's service terminates within a designated period following such Corporate Transaction, whether or not such options are assumed or replaced.

         All unvested shares outstanding under the Discretionary Option Grant or Stock Issuance Program will immediately vest in full upon the occurrence of a Corporate Transaction, except to the extent (i) one or more of the Company's repurchase rights with respect to those shares are expressly assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Committee at the time the unvested shares are issued. The outstanding repurchase rights of the Company under the Automatic Option Grant Program will immediately terminate, and the shares subject to those terminated rights will become fully vested, upon the Corporate Transaction.

         The Committee has full power and authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the acceleration of options outstanding under the Discretionary Option Grant Program and vesting of unvested shares issued under the Discretionary Option Grant or Stock Issuance Program upon the occurrence of such Change in Control. Alternatively, the Committee may condition such acceleration upon the individual's cessation of service under certain prescribed circumstances following the Change in Control. Upon a Change in Control, the shares subject to each outstanding option under the Automatic Option Grant Program will immediately vest in full, and the Company's repurchase rights will lapse as to those shares.

         The acceleration of options or vesting in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

CHANGES IN CAPITALIZATION

         In the event any change is made to the common stock issuable under the 1993 Plan by reason of any stock split, stock dividend, combination of shares, merger, reorganization, consolidation, recapitalization, exchange of shares or other change in capitalization of the Company affecting the common stock as a class without the Company's receipt of consideration, the Committee may make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the 1993 Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and direct stock issuances under the 1993 Plan after December 31, 1993, (iii) the class and/or number of securities and option price per share in effect under each outstanding option, and (iv) the class and/or number of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program. The adjustments to the outstanding options will prevent the dilution or enlargement of benefits thereunder.

         The grant of stock options or stock appreciation rights under the 1993 Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.





                                      19.

FINANCIAL ASSISTANCE

         The Committee may institute a loan program in order to assist one or more optionees or participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the acquisition of shares under the Stock Issuance Program. The form in which such assistance is to be made available (including Company loans or guarantees or installment payments) and the terms upon which such assistance is to be provided will be determined by the Committee. However, the maximum amount of financing provided any optionee or participant may not exceed the amount of cash consideration payable for the issued shares plus all applicable federal and state taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Committee, over the optionee's or participant's period of service.

EXCESS ISSUANCES

         Options to purchase shares of common stock may be granted and shares of common stock may be issued under the 1993 Plan which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until the Company's stockholders approve an amendment sufficiently increasing the number of shares available for issuance under the 1993 Plan.

SPECIAL TAX ELECTION

         The Committee may provide one or more holders of nonstatutory options or unvested shares under the 1993 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the federal and state income and employment tax liability incurred by such individuals in connection with the exercise of their options or the vesting of their shares. Alternatively, the Committee may allow such individuals to deliver already existing shares of the Company's common stock in payment of such tax liability.

TREATMENT OF OPTIONS OUTSTANDING UNDER THE 1981 PLAN

         Each outstanding stock option under the 1981 Plan was incorporated into the 1993 Plan; however, each such option will continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in the 1993 Plan will be deemed to affect or otherwise modify the rights or obligations of the holder of such stock options with respect to their acquisition of shares of the Company's common stock thereunder. However, one or more provisions or features of the 1993 Plan (including the option/vesting acceleration provisions applicable to Corporate Transactions and Changes in Control) may, in the Committee's discretion, be extended to the incorporated options.

AMENDMENT AND TERMINATION

         The Board may amend or modify the 1993 Plan in any or all respects whatsoever. However, the Automatic Option Grant Program may not be amended more often than every six months, except to the extent necessary to comply with applicable Federal income tax laws and regulations. No amendment to the 1993 Plan may adversely affect the rights of existing optionees without their consent, and the Board may not (i) materially increase the maximum number of shares issuable under the 1993 Plan, increase the maximum number of shares for which any one participant may be granted stock options or direct stock issuances after December 31, 1993 or materially increase the number of shares for which options may be granted to non-employee Board members under the Automatic Option Grant Program, except to reflect certain changes in the Company's capital structure; (ii) materially modify the eligibility requirements for option grants; or (iii) otherwise materially increase the benefits accruing to participants under the 1993 Plan without the approval of the Company's stockholders.





                                      20.

         The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in all events terminate on February 10, 2003. Each stock option or unvested share issuance outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant or issuance.

NEW PLAN BENEFITS

         If Proposal No. 2 is approved by the stockholders at the 1994 Annual Meeting, each individual re-elected as a non-employee Board member at that Annual Meeting will receive an option grant for 10,000 shares of the Company's common stock. Each grant will be made pursuant to the Automatic Option Grant Program and will have an exercise price per share equal to the fair market value per share of the Company's common stock on the grant date. An Aggregate of 50,000 shares of the Company's common stock will be subject to the automatic option grants to be made to the non-employee director group at the 1994 Annual Meeting if Proposal No. 2 is approved.

STOCK AWARDS

         The table below shows as to the Company's executive officers who either were granted or exercised options, and as to the indicated groups: (i) the number of shares of the Company's common stock subject to options granted during that period, (ii) the weighted average option price payable per share, and (iii) the net value realized (fair market value of the option shares on the exercise date less the option price) upon the exercise of outstanding options during the period from January 1, 1993 to February 28, 1994 under the 1993 Plan. No direct stock issuances were effected under the 1993 Plan.


                                              OPTION TRANSACTIONS

                                                                   Weighted Average      Net Value Realized
                                           Options Granted           Option Price           From Options
                 Name                     (Number of Shares)      of Options Granted          Exercised
                 ----                     ------------------      ------------------     ------------------
  John L. Carter, Executive Vice                62,000                   $7.69                    0
  President

  Michael E. Pawlik, Vice President             7,000                   $7.125                    0

  Robert E. Reynolds, Vice President            10,000                   $7.00                    0

  P. Michael Henry, Former Vice                   0                        0                   $21,562
  President

  All current executive officers as             79,000                   $7.55                    0
  a group (5 persons)

  All non-employee directors as a                 0                        0                      0
  group (5 persons)

  All employees, including current                0                        0                      0
  officers who are not executive
  officers as a group





                                      21.

FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

         Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or nonstatutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

         Incentive Stock Option. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

         Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the option exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the option exercise date over (ii) the option exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such those on the option exercise date over (ii) the option exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares under the 1993 Plan will be deductible by the Company and will not have to be taken into account for purposes of the $1 Million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

         Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of a nonstatutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the option exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         Special provisions of the Internal Revenue Code apply to the acquisition of UNVESTED shares of the Company's common stock under a nonstatutory option. These special provisions may be summarized as follows:

                 - If the shares acquired upon exercise of the nonstatutory option are subject to repurchase by the Company at the original option exercise price in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the optionee vests in the shares, an amount equal to the excess of





                                      22.

         (i) the fair market value of the shares on the date the optionee vests in those shares over (ii) the option exercise price paid for the shares.

                 - The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the nonstatutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the option exercise price paid for such shares. If the
         Section 83(b) election is made, the optionee will not recognize any additional income as and when he or she vests in such shares.

         The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. The deduction will in general be allowed for the taxable year of the corporation in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of nonstatutory options granted under the 1993 Plan with an exercise price equal to the fair market value of the option shares will be deductible by the Company and will not have to be taken into account for purposes of the $1 Million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

STOCK APPRECIATION RIGHTS.

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCES.

         The tax principles applicable to direct stock issuances under the 1993 Plan will be substantially the same as those summarized above for the exercise of nonstatutory option grants.

ACCOUNTING TREATMENT

         Under the current accounting rules expected to remain in effect through 1997, option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares on the grant or issue date will not result in any compensation expense to the Company for financial reporting purposes. To the extent the exercise or issue price is less than such fair market value, a compensation expense will arise which will have to be amortized against the Company's earnings over the vesting period in effect for the option grant or share issuance. Such amortization is heavily front-loaded. In addition, outstanding options will in all events be taken into account in the calculation of earnings per share on a fully-diluted basis.

         Should the new FASB exposure draft on the treatment of stock option grants become effective, then all stock options granted during the three-year phase-in period (which is currently under such draft to start retroactive to January 1, 1994) with an exercise price equal to the fair market value of the option shares on the grant date will be subject to footnote disclosure in the Company's financial statements. Such footnote must reflect the reduction to the Company's reported earnings which would have arisen had the value of the option been recorded as a compensation expense. Below-market option grants will continue to be treated in the same manner as under the current rules. Beginning in 1997, all stock option grants will result in a direct compensation expense against the Company's reported earnings.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will, under the current





                                      23.

accounting rules, result in a compensation expense to be charged against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of the Company's common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate option price in effect for those rights.

STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding shares of the Company's voting stock present or represented and entitled to vote at the 1994 Annual Meeting is required for approval of the amendments to the 1993 Plan. If the stockholders do not approve the amendments, then the automatic option grant program for non-employee Board members will not be implemented, and no option grants will be made to the non-employee Board members at the time of the 1994 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE AMENDMENTS TO THE 1993 STOCK INCENTIVE PLAN.





                                      24.

                                PROPOSAL NO. 3:

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


         The Board of Directors has selected Ernst & Young, independent auditors, to audit the books, records, and accounts of the Company and its subsidiaries for the fiscal year ending December 31, 1993.

         The firm of Ernst & Young audits the Company's books annually, has offices in or convenient to the localities in the United States and foreign countries where the Company or its subsidiaries operate and is considered to be well qualified. The Board of Directors recommends that the stockholders approve the proposal to ratify the selection of Ernst & Young to serve as independent auditors for the current fiscal year.

         Ernst & Young has no direct or indirect material financial interest in the Company or any of its subsidiaries. A representative of Ernst & Young is expected to be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of Ernst & Young, if they so desire. The representative also will be available to respond to questions raised by those in attendance at the meeting.


                                 OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented at the Company's annual meeting of stockholders to be held in 1995 must be received by no later than November 22, 1994 in order to be included in the proxy statement and proxy relating to that meeting.

                                          By order of the Board of Directors


                                          Jill H. Rice



March 22, 1994





                                      25.

                             BURR-BROWN CORPORATION
                          6730 SOUTH TUCSON BOULEVARD
                             TUCSON, ARIZONA  85706

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                 The undersigned hereby appoints Thomas R. Brown, Jr. and Thomas J. Troup, and each of them, with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock of Burr-Brown Corporation which the undersigned is entitled to vote at the time of the Annual Meeting of Stockholders of the corporation to be held at the principal corporate office, 6730 South Tucson Boulevard, Tucson, Arizona on April 22, 1994, at 9:00 a.m. and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

                 1. ELECTION OF DIRECTORS  [ ] FOR all nominees listed below

                                           [ ] WITHHOLD AUTHORITY

                 (The Board of Directors recommends a vote FOR: Thomas R. Brown, Jr., Syrus P. Madavi, Thomas J. Troup, John S. Anderegg, Jr., Bob J. Jenkins, James A. Riggs and Francis J. Aguilar.)

                 This proxy will be voted at the Election of Directors in the manner described in the Proxy Statement for the Annual Meeting of Stockholders.

                 INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below:





                 2. To approve an amendment to the Company's 1993 Stock Incentive Plan which will (i) impose a limitation on the maximum number of shares for which any one participant may be granted stock options and direct share issuances over the remaining term of the 1994 Stock Incentive Plan, and
(ii) establish an automatic option grant program for the Company's nonemployee members of the Board of Directors:

            [ ] FOR           [ ] AGAINST            [ ] ABSTAIN


                 3. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG, as independent auditors for the corporation for the fiscal year ending December 31, 1994. The Board of Directors recommends a vote FOR:

            [ ] FOR           [ ] AGAINST            [ ] ABSTAIN





                                      P-1.

                 Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership name by authorized person.

Dated:  ________________, 1994

                                          ____________________________________
                                          Signature


                                          ____________________________________
                                          Signature if Held Jointly





                                      P-2.

                                                                   ANNEX A

                            BURR-BROWN CORPORATION
                           1993 STOCK INCENTIVE PLAN

              (AS AMENDED AND RESTATED THROUGH FEBRUARY 28, 1994)


PREAMBLE

                 The BURR-BROWN CORPORATION previously adopted the Burr-Brown Research Corporation Incentive Stock Plan of 1981 that was amended and restated in 1983. That plan shall be referred to as the "Original Plan." The Burr-Brown Corporation 1993 Stock Incentive Plan ("Plan") shall serve as the successor to the Original Plan and will become effective as provided in Section 7 of this Article One. On February 11, 1994, the Plan was amended and restated to (i) impose a limitation on the maximum number of shares for which any one participant in the Plan may be granted Stock Options and direct Stock issuances over the remaining term of the Plan and (ii) establish an Automatic Option Grant Program for the non-employee members of the Board.

                                  ARTICLE ONE
                                    GENERAL
                                   ---------
                 1. Definitions. As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                 1.1 "Board" shall mean the Board of Directors of the Company.

                 1.2 "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

                          1.2.1 any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                          1.2.2 there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either
         (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                 1.3      "Code" shall mean the Internal Revenue Code of 1986.

                 1.4 "Committee" shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

                 1.5 "Company" shall mean Burr-Brown Corporation, a Delaware corporation.

                 1.6 "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

                          1.6.1   a merger, consolidation or other
         reorganization in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,

                          1.6.2 the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

                          1.6.3 any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

                 1.7 "Fair Market Value" shall mean the closing selling price per share of Stock on the date in question, as reported by the National Association of Securities Dealers on the Nasdaq





                                       2.

National Market. If there is no such reported price on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 1.8 "Hostile Take-Over" shall mean a change in ownership of the Company effected through the following transaction:

                                (i)        any person or related group of
         persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept,and

                               (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

                 1.9 "Option" shall mean an option to purchase Stock granted pursuant to the provisions of the Discretionary Option Grant or Automatic Option Grant Program.

                 1.10 "Optionee" shall mean any person to whom an Option is granted pursuant to the Discretionary Option Grant or Automatic Option Grant Program.

                 1.11 "Original Plan" shall mean the Burr-Brown Research Corporation Incentive Stock Plan of 1981, as amended and restated in 1983.

                 1.12 "Participant" shall mean an employee or consultant to whom Stock is issued pursuant to the provisions of the Stock Issuance Program.

                 1.13 "Plan" shall mean the Burr-Brown Research Corporation 1993 Stock Incentive Plan.

                 1.14 "Service" shall mean the performance of services on a periodic basis to the Company (or any Subsidiary corporation) in the capacity of an employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the





                                       3.

extent otherwise specifically provided in the applicable Option or Stock issuance agreement executed pursuant to the provisions of the Plan.

                 1.15     "Stock" shall mean the Common Stock of the Company.

                 1.16 "Subsidiary" or "Subsidiaries" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                 1.17 "Take-Over Price" shall mean the greater of (a) the Fair Market Value per share of Stock subject to an outstanding Option on the date that Option is surrendered to the Company in connection with a Hostile Take-Over or (b) the highest reported price per share of such Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered Option is an incentive stock option under Federal tax laws, the Take-Over Price shall not exceed the clause (a) price per share.

                 2. Purpose. This Plan is intended to benefit the Company by providing an incentive to and encouraging Stock ownership by key employees (including officers), non-employee members of the Board and consultants of the Company and its Subsidiaries; by providing such key employees, non-employee Board members and consultants the opportunity to acquire a proprietary interest or to increase their proprietary interest in the Company's success; and by encouraging such individuals to remain in the Service of the Company or its Subsidiaries.

                 3.       Structure of the Plan.

                 3.1      Stock Programs.  The Plan shall be divided into three
(3) separate components:

                 - The Discretionary Option Grant Program, under which eligible individuals may, at the discretion of the Committee, be granted Options to purchase shares of Stock in accordance with the provisions of Article Two.

                 - The Stock Issuance Program, under which eligible individuals may be issued shares of Stock directly, through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of their Fair Market Value at the time of issuance, as a bonus tied to the performance of services or the Company's attainment of financial objectives, without any cash payment required of the recipient.





                                       4.

                 - The Automatic Option Grant Program, under which each non-employee Board member shall automatically receive a special Option grant to purchase shares of Stock in accordance with the provisions of Article Four.

                 3.2 General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant, Stock Issuance and Automatic Option Grant Programs and shall accordingly govern the interests of all individuals under the Plan.

                 4.       Administration.

                 4.1 The Discretionary Option Grant and Stock Issuance Programs under the Plan shall be administered by the Committee. The Committee shall initially have the same membership as the Board's Compensation Committee. No member of the Committee shall be, at the time of exercise of discretion in administering this Plan or within one (1) year prior thereto, a person eligible for participation in the Plan or any other plan of the Company or any of its Subsidiaries entitling the participants therein to acquire Stock, Stock options or Stock appreciation rights of the Company or any of its Subsidiaries, other than pursuant to the Automatic Option Grant Program. Members of the Committee shall serve for such term as the Board may determine and shall be subject to removal by the Board at any time. The Committee shall have full authority, subject to the express provisions of the Plan, to administer the Discretionary Option Grant and Stock Issuance Programs, including authority to interpret and construe any provision of such programs and to adopt such rules and regulations as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding Option grant or Stock issuance hereunder. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Discretionary Option Grant or Stock Issuance Program or any Option grant or Stock issuance under it.

                 5.       Option Grants and Stock Issuances.

                 5.1 The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three are as follows:

                          - officers and other key employees of the Company (or its parent or subsidiary corporations, whether now existing or subsequently established) who render services which contribute to the management,





                                       5.

         growth and financial success of the Company (or such parent or subsidiary corporations); and

                          - those consultants or other independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations).

                 5.2 Non-employee Board members shall not be eligible to participate in the Discretionary Option Grant or Stock Issuance Program or in any other stock option, stock purchase, stock bonus, or other stock plan of the Company (or its parent or subsidiary corporations) other than the Automatic Option Grant Program under Article Four.

                 5.3      The Committee shall have full authority to determine,
(i) with respect to the Option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive Option grants, the number of shares to be covered by each such grant, the status of the granted Option as either an incentive stock option meeting the requirements of Code Sections 421 and 422 ("Incentive Option") or a nonstatutory option not intended to meet such requirements ("Nonstatutory Option"), the time or times at which each granted Option is to become exercisable and the maximum term for which the Option may remain outstanding; and (ii) with respect to Stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each selected individual, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid for such shares.

                 6.       Stock.

                 6.1 Stock Available. The Stock to be issued under this Plan may be either authorized but unissued shares or shares issued and thereafter reacquired by the Company. The aggregate number of shares of Stock which may be issued pursuant to this Plan shall not exceed at any time 1,077,973 shares, subject to adjustment from time to time as provided in paragraph 6.3 below. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance under the Original Plan as of the Effective Date, including the shares of Stock subject to the outstanding options under the Original Plan incorporated into this Plan and any other shares which would have been available for future option grant under the Original Plan (estimated to be 477,973 shares in the aggregate), plus (ii) an additional increase of 600,000 shares of Stock. All issuances of Stock under the Plan, including any shares of Stock issued upon the exercise of options incorporated into the Plan from the Original Plan, shall reduce on a one-for-one basis the number of shares of Stock available for





                                       6.

subsequent issuance under the Plan. Should any Option or any portion thereof be terminated or canceled for any reason without being exercised or surrendered in accordance with Section 4 of Article Two or Section 3 of Article Four, the shares subject to the portion of the Option not so exercised or surrendered shall be available for subsequent Option grants or Stock issuances under this Plan. Shares subject to an Option or portion thereof surrendered in accordance with Section 4 of Article Two shall not be available for subsequent Option grants or Stock issuances under the Plan. If the Option price for any Options granted under the Plan is paid with shares of Stock or if any shares of Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the income and employment tax liability incurred in connection with any Optionee's or Participant's acquisition of Stock hereunder, then the number of shares of Stock available for subsequent issuance shall be reduced by the gross number of shares for which the Option is exercised or in which the Participant vests, and not by the net number of shares actually issued to the Optionee or the Participant.

                 6.2 In no event may the aggregate number of shares of Stock for which any one individual participating in the Plan may be granted Options and direct Stock issuances exceed 600,000 shares in the aggregate over the term of the Plan. For purposes of such limitation, no Option grants or direct Stock issuances made prior to January 1, 1994 shall be taken into account.

                 6.3 Corporate Reorganization. In the event that any change is made to the securities issuable under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, Stock dividend, Stock split, combination of shares, exchange of shares or other change in capitalization) then, subject to the provisions of Section 2 of Article Two,
Section 2 of Article Three and Section 3 of Article Four, the Committee may make appropriate adjustments in the maximum number and/or kind of securities issuable under the Plan, the maximum number and/or kind of securities for which Option grants and direct Stock issuances may be made to any one participant in the aggregate after December 31, 1993 and the number and/or kind of securities for which automatic Option grants are to be subsequently made per non-employee Board member under the Automatic Option Grant Program in order to reflect the effect of such change upon the Company's capital structure, and may make appropriate adjustments to the number and/or kind of securities and Option price of the securities subject to each outstanding Option to prevent the dilution of benefits thereunder. The adjustments determined by the Committee shall be final, binding and conclusive.





                                       7.

                 6.4 Excess Grants and Issuances. Options to purchase shares of Stock may be granted and shares of Stock may be issued under the Plan which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until the Company's stockholders approve an amendment sufficiently increasing the number of shares of Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the initial excess issuances are made, whether as Option grants or direct Stock issuances, then (I) any unexercised Options representing such excess shall terminate and cease to be exercisable and (II) the Company shall promptly refund to the Optionees and Participants the Option or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

                 6.5 Restrictions. Shares issued under the Discretionary Option Grant or Stock Issuance Program may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

                 7.       Effective Date and Term of Plan.

                 7.1 Effective Date. The Discretionary Option Grant and Stock Issuance Programs under the Plan were adopted by the Board on February 11, 1994, and the date of such adoption accordingly constitutes the Effective Date for those two programs and the Plan. The Automatic Option Grant Program under the Plan was adopted by the Board on February 11, 1994 and shall become effective upon approval by the stockholders at the 1994 Annual Meeting to be held on April 22, 1994. The date of such stockholder approval shall accordingly constitute the Effective Date of the Automatic Option Grant Program.

                 7.2 Term of Plan. Unless sooner terminated in accordance with Section 2 of Article Two, Section 2 of Article Three, Section 3 of Article Four or by the Board, the Plan shall terminate on the earlier of:

                      (i) the tenth (10th) anniversary of the Effective Date of the Plan; or

                      (ii) the date on which all shares available for issuance under the Plan shall have been issued or their availability cancelled pursuant to the surrender of Options granted hereunder.





                                       8.

                 If the date of termination is determined under (i) above, then Options and unvested Stock issuances outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options and Stock issuances.





                                       9.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------

                 1. Terms and Conditions of Options. Options granted pursuant to this Discretionary Option Grant Program shall be authorized by the Committee and may be either Incentive Options or Nonstatutory Options. The granted Options shall be evidenced by instruments in such form and including such terms and conditions as the Committee shall from time to time approve; provided, however, that each such instrument shall comply with the following terms and conditions:

                 1.1      Option Price.

                          1.1.1  The Option price per share shall be fixed by
the Committee, but in no event shall the Option price per share be less than the Fair Market Value of a share of the optioned Stock on the date of the Option grant.

                          1.1.2  Subject to the provisions of Section 1 of
Article Five, the Option price shall become immediately due and payable upon exercise of the Option and shall be payable in one of the alternative forms specified below:

                                  1.1.2.1  Full payment in United States
dollars in cash or cash equivalents;

                                  1.1.2.2  Full payment in shares of Stock
valued at Fair Market Value on the date the Option is exercised and held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes;

                                  1.1.2.3  A combination of shares of Stock
valued at Fair Market Value on the date the Option is exercised and held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, and cash or cash equivalents, equal in the aggregate to the Option price;

                                  1.1.2.4  Full payment through a broker-dealer
sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall





                                      10.

provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

                                  1.1.2.5          Such other lawful
consideration as the Committee shall determine.

                 1.2 Manner of Exercise of Options. Each Option granted under the Discretionary Option Grant Program shall be exercisable at such time or times and during such period as shall be determined by the Committee and set forth in the instrument evidencing such Option. However, no Option may be exercised after the expiration of ten (10) years from the date such Option is granted. During the lifetime of the Optionee, the Option, together with any related Stock appreciation right, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the Option by will or by the laws of descent and distribution following the Optionee's death. Options may be exercised by written notice to the Company in such terms as the Committee shall specify.

                 1.3 Stockholder Rights. An Option holder shall have none of the rights of a stockholder with respect to any shares issuable under the Plan until such individual shall have been issued a stock certificate for the shares.

                 1.4 Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any employee after December 31, 1986 under this Plan (or any other option plan of the Company or its parent or Subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. Should the number of shares of Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the Option may nevertheless be exercised in that calendar year for the excess number of shares as a nonstatutory option under the Federal tax laws.





                                      11.

                 1.5      Termination of Service.

                          1.5.1   Except to the extent otherwise provided in
paragraph 1.5.4 below, the following provisions shall govern the exercise period applicable to any outstanding Options under this Discretionary Option Grant Program held by the Optionee at the time of cessation of Service or death.

                          - Should the Optionee cease to remain in Service for any reason other than death or permanent disability, then the period during which each outstanding Option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service. However, the Committee shall have the discretion to provide for a longer post-Service exercise period (not to exceed the expiration date of the maximum Option term) in the event the Optionee ceases Service by reason of retirement at or after attainment of age sixty-five (65).

                          - In the event such Service terminates by reason of permanent disability (as defined in Code Section 22(e)(3)) or should the Optionee die while holding one or more outstanding Options, then the period during which each such Option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee's cessation of Service or death. During the limited exercise period following the Optionee's death, the Option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                          - Under no circumstances, however, shall any such Option be exercisable after the specified expiration date of the Option term.

                          1.5.2   During the post-Service exercise period, the
Option may not be exercised for more than the number of shares of Stock in which the Optionee is vested at the time of cessation of Service. Upon the expiration of such post-Service exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be outstanding for any vested shares for which the Option has not been exercised. However, each Option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any optioned shares for which such Option is not otherwise at that





                                      12.

time exercisable or in which the Optionee is not otherwise at that time vested.

                          1.5.3   Should (i) the Optionee's Service be
terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its Subsidiaries, then in any such event all outstanding Options held by the Optionee under this Discretionary Option Grant Program shall terminate immediately and cease to be outstanding.

                          1.5.4   The Committee shall have full power and
authority to extend the period of time for which the Option is to remain exercisable following the Optionee's cessation of Service or death from the limited post-Service exercise period specified in the instrument evidencing such grant to such greater period of time as the Committee shall deem appropriate under the circumstances. In no event, however, shall such Option be exercisable after the specified expiration date of the Option term.

                          1.5.5   The Committee shall have complete discretion,
exercisable either at the time the Option is granted or at any time the Option remains outstanding, to permit one or more Options granted under this Discretionary Option Grant Program to be exercised not only for the number of shares for which each such Option is exercisable at the time of the Optionee's cessation of Service but also for one or more subsequent installments of purchasable shares for which the Option would otherwise have become exercisable had such cessation of Service not occurred.

                 2.       Corporate Transactions/Changes in Control.

                 2.1 Option Acceleration. Each Option which is outstanding under this Discretionary Option Grant Program at the time of a Corporate Transaction shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Stock at the time subject to such Option and may be exercised for all or any portion of such shares. However, an outstanding Option under this Discretionary Option Grant Program shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate





                                      13.

Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option, or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the Option grant. The determination of option comparability under clause (i) above shall be made by the Committee and its determination shall be final, binding and conclusive. The Committee shall also have full power and authority to grant Options under the Plan which are to automatically accelerate in whole or in part upon the termination of the Optionee's Service following a Corporate Transaction, whether or not those Options are otherwise to be assumed or replaced in connection with the consummation of such Corporate Transaction.

                 2.2 Termination of Options. Immediately following the consummation of the Corporate Transaction, all outstanding Options under this Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                 2.3 Option Adjustments. Each outstanding Option under this Discretionary Option Grant Program which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and kind of securities which would have been issued to the Option holder, in consummation of such Corporate Transaction, had such person exercised the Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, provided the aggregate Option price payable for such securities shall remain the same. In addition, the class and kind of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

                 2.4 Change in Control. The Committee shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of outstanding Options under this Discretionary Option Grant Program upon the occurrence of the Change in Control. The Committee shall also have full power and authority to condition any such Option acceleration upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

                 2.5 Option Continuation. Any Options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the





                                      14.

Option term or the surrender of such Option in accordance with Section 4 of this Article Two.

                 2.6 ISO Limitation. The exercisability as incentive stock options under the Federal tax laws of any Options accelerated under this
Section 2 in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of paragraph 1.4 of this Article Two.

                 2.7 Right to Modify Corporate Structure. The grant of Options under this Plan shall in no way effect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

                 3. Cancellation and New Grant of Options. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Option holders, the cancellation of any or all outstanding Options under this Discretionary Option Grant Program and to grant in substitution therefor new Options under the Plan covering the same or different number and kind of shares of Stock but having an Option price per share not less than the Fair Market Value of the optioned Stock on the new grant date.

                 4.       Surrender of Options for Cash or Stock.

                 4.1 Surrender Right. One or more Optionees may be granted the right, exercisable upon such terms and conditions as the Committee may establish, to surrender all or part of an unexercised Option under this Discretionary Option Grant Program in exchange for a distribution from the Company in an amount equal to the excess of (i) the Fair Market Value (on the Option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered Option (or surrendered portion thereof) over
(ii) the aggregate Option price payable for such vested shares.

                 4.2      Approval.         No such Option surrender shall be
effective unless it is approved by the Committee. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section 4 may be made in shares of Stock valued at Fair Market Value on the Option surrender date, in cash or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.





                                      15.

                 4.3 Limited Rights. One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Committee's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding Options under this Discretionary Option Grant Program. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more Options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such Option to the Company, to the extent the Option is at the time exercisable for vested shares of Stock. In return for the surrendered Option, the officer shall be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Stock which are at the time vested under each surrendered Option (or surrendered portion) over (ii) the aggregate Option price payable for such vested shares. Such cash distribution shall be paid within five (5) days following the Option surrender date. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such Option surrender and cash distribution. The balance of the Option (if any) shall continue in full force and effect in accordance with the instrument evidencing such grant.





                                      16.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM
                             ----------------------

                 1. Terms and Conditions of Direct Stock Issuances. Stock may be issued under this Stock Issuance Program, either through direct and immediate purchases without any intervening Option grants or as unvested shares issued upon the exercise of immediately exercisable Options granted under Article Two. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the following terms and conditions:

                 1.1      Consideration.

                          1.1.1   Stock drawn from the Company's authorized but
unissued shares of Stock ("Newly Issued Shares") shall be issued for one or more of the following items of consideration which the Committee may deem appropriate in each individual instance:

                        (i) cash or cash equivalents (such as a personal check or bank draft) paid the Company;

                       (ii) a promissory note payable to the Company's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Committee; or

                      (iii) past services rendered to the Company or any Subsidiary.

                          1.1.2   Newly Issued Shares must be issued for
consideration with a value not less than one-hundred percent (100%) of the Fair Market Value of such shares at the time of issuance.

                          1.1.3   Shares of Stock reacquired by the Company and
held as treasury shares ("Treasury Shares") may be issued for such consideration (including one or more of the items of consideration specified in paragraph 1.1.1. of this Article Three) as the Committee may deem appropriate. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Company's attainment of specified performance objectives as the Committee may establish at the time of issuance.





                                      17.

                 1.2      Vesting Provisions.

                          1.2.1   The issued Stock may, in the absolute
discretion of the Committee, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Stock, namely:

                  (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Company,

                 (ii) the number of installments in which the shares are to vest,

                 (iii) the interval or intervals (if any) which are to lapse between installments, and

                 (iv) the effect which death, disability or other event designated by the Committee is to have upon the vesting schedule,

shall be determined by the Committee and incorporated into the Issuance Agreement executed by the Company and the Participant at the time such unvested shares are issued.

                 1.3 Stockholder Rights. The Participant shall have full stockholder rights with respect to any shares of Stock issued to him or her under this Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of Stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any Stock dividend, Stock split, reclassification of Stock or other similar change in the Company's capital structure or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Committee shall deem appropriate.

                 1.4      Termination of Service.

                          1.4.1   Should the Participant cease to remain in
Service while holding one or more unvested shares of Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered





                                      18.

shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Company shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Committee's discretion, be retained by the Company as Treasury Shares or may be retired to authorized but unissued share status.

                          1.4.2   The Committee may in its discretion elect to
waive the surrender and cancellation of one or more unvested shares of Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                 2.       Corporate Transactions/Changes in Control.

                 2.1 All unvested shares of Stock outstanding under this Stock Issuance Program shall immediately vest in full upon the occurrence of a Corporate Transaction, except to the extent the Committee imposes limitations in the Issuance Agreement which preclude such accelerated vesting in whole or in part.

                 2.2 The Committee shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the immediate and automatic vesting of one or more unvested shares of Stock outstanding under this Stock Issuance Program at the time of such Change in Control. The Committee shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

                 3.       Transfer Restrictions/Share Escrow.

                 3.1 Unvested shares may, in the Committee's discretion, be held in escrow by the Company until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares.





                                      19.

                 3.2 The Participant shall have no right to transfer any unvested shares of Stock issued to him or her under this Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled, and neither the Participant nor the proposed transferee shall have any rights with respect to those shares. However, the Participant shall have the right to make a gift of unvested shares acquired under this Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Company a written agreement to be bound by all the provisions of the Plan and the Issuance Agreement applicable to the gifted shares.





                                      20.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

                 1.       Eligibility.

                 1.1 Eligible Optionees. The individuals eligible to receive automatic Option grants pursuant to the provisions of this Article Four shall be limited to (i) those individuals who are serving as non-employee Board members on the date of the 1994 Annual Stockholders Meeting and (ii) those individuals who are first elected or appointed as non-employee Board members on or after the date of such Annual Meeting, whether through appointment by the Board or election by the Company's stockholders. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Article Four.

                 1.2 Limitation. Except for the Option grants to be made pursuant to the provisions of this Automatic Option Grant Program, non-employee Board members shall not be eligible to receive any additional Option grants or Stock issuances under this Plan or any other stock plan of the Company (or its parent or subsidiaries).

                 2.       Terms and Conditions of Automatic Option Grants.

                 2.1 Grant Dates. Option grants shall be made under this Article Four on the dates specified below:

                          2.1.1   Each individual who is serving as an Eligible
Director on the date of the 1994 Annual Stockholders Meeting will automatically be granted, on such date, a Nonstatutory Option to purchase 10,000 shares of Stock upon the terms and conditions of this Article Four.

                          2.1.2   Each individual who first becomes an Eligible
Director on or after the date of the 1994 Annual Meeting, whether through election by the Company's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Nonstatutory Option to purchase 10,000 shares of Stock upon the terms and conditions of this Article Four.

                 2.2 The number of shares for which the automatic Option grants are to be made to Eligible Directors shall be subject to periodic adjustment pursuant to the applicable provisions of paragraph 6.3 of Article One.





                                      21.

                 2.3 Option Price. The Option price per share of Stock of each automatic Option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Stock on the automatic grant date.

                 2.4 Option Term. Each automatic Option grant under this Article Four shall have a maximum term of ten (10) years measured from the automatic grant date.

                 2.5 Exercisability/Vesting. Each automatic Option grant shall be immediately exercisable for any or all of the optioned shares. However, any shares purchased under the Option shall be subject to repurchase by the Company, at the Option price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the schedule below:

                          2.5.1   Each automatic Option grant shall vest, and
the Company's repurchase right shall lapse, in a series of five (5) equal and successive annual installments over the Optionee's period of continued Service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                          2.5.2   Vesting of the optioned shares shall be
subject to acceleration as provided in paragraph 2.8.3 and Section 3 of this Article Four. In no event shall any additional optioned shares vest after the Optionee's cessation of Board service, except as otherwise specifically provided pursuant to paragraph 2.8.3 of this Article Four.

                 2.6 Payment. The Option price shall be payable in one of the alternative forms specified in paragraph 1.1.2 of Article Two. To the extent the Option is exercised for any unvested shares, the Optionee must execute and deliver to the Company a Stock issuance agreement for those unvested shares which provides the Company with the right to repurchase, at the Option price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the Option, to the extent those shares are subject to the Company's repurchase right.

                 2.7 Non-Transferability. During the lifetime of the Optionee, the automatic Option grant, together with the limited Stock appreciation right pertaining to such Option, shall be exercisable only by the Optionee and shall not be assignable or transferable other than a transfer of the Option effected by will or by the laws of descent and distribution following the Optionee's death.





                                      22.

                 2.8      Termination of Board Service.

                          2.8.1   Should the Optionee cease service as a Board
member for any reason other than death or permanent disability, while holding any automatic Option grant under this Article Four, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise that Option for any or all of the optioned shares in which the Optionee is vested at the time of such cessation of Board service. However, the Option shall immediately terminate and cease to remain outstanding, at the time of such cessation of Board service, with respect to any optioned shares in which the Optionee is not otherwise at that time vested under that Option.

                          2.8.2   Should the Optionee die within six (6) months
after cessation of Board service, then any automatic Option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the optioned shares in which the Optionee is vested at the time of his or her cessation of Board service (less any optioned shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such Option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

                          2.8.3   Should the Optionee die or become permanently
disabled (as defined in Code Section 22(e)(3)) while serving as a Board member, then the shares of Stock at the time subject to any automatic Option grant held by the Optionee shall immediately vest in full (and the Company's repurchase right with respect to such shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the Option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such Option for any or all of those vested shares of Stock.

                          2.8.4   In no event shall any automatic Option grant
under this Article Four remain exercisable after the expiration date of the ten
(10)-year Option term. Upon the expiration of the applicable post-Service exercise period under paragraphs 2.8.1 through 2.8.3 above or (if earlier) upon the expiration of the ten (10)-year Option term, the automatic Option grant shall terminate and cease to remain outstanding for any optioned shares in which the Optionee was vested at the time of his or her cessation of Board Service but for which such Option was not otherwise exercised.





                                      23.

                 2.9 Stockholder Rights. The holder of an automatic Option grant under this Article Four shall have none of the rights of a stockholder with respect to any shares subject to that Option until such individual shall have exercised the Option and paid the Option price for the purchased shares.

                 2.10 Remaining Terms. The remaining terms and conditions of each automatic Option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A to the Plan.

                 3.       Corporate Transactions/Changes in Control/Hostile
Take-Overs.

                 3.1 In the event of any Corporate Transaction, the shares of Stock at the time subject to each outstanding Option under this Article Four but not otherwise vested shall automatically vest in full, and the Company's repurchase right with respect to those shares shall terminate, so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Stock at the time subject to that Option and may be exercised for all or any portion of such shares as fully vested shares of Stock. Immediately following the consummation of the Corporate Transaction, all automatic Option grants under this Article Four shall terminate and cease to remain outstanding.

                 3.2 In connection with any Change in Control, the shares of Stock at the time subject to each outstanding Option under this Article Four but not otherwise vested shall automatically vest in full, and the Company's repurchase right with respect to those shares shall terminate, so that each such Option shall, immediately prior to the occurrence of such Change in Control, become fully exercisable for all of the shares of Stock at the time subject to that Option and may be exercised for all or any portion of such shares as fully vested shares of Stock. Each such Option shall remain so exercisable until the expiration or sooner termination of the Option term.

                 3.3 Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Company any Option held by him or her under this Article Four for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Stock at the time subject to the surrendered Option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the Option to the Company. Neither the approval of





                                      24.

the Committee nor the consent of the Board shall be required in connection with such Option surrender and cash distribution. The shares of Stock subject to each Option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.

                 3.4 The automatic Option grants outstanding under this Article Four shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 4.       Amendment of the Automatic Grant Provisions.

                 The provisions of this Automatic Option Grant Program, together with the automatic Option grants outstanding under this Article Four, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.





                                      25.

                                  ARTICLE FIVE

                                 MISCELLANEOUS
                                 -------------

                 1.       Installment Payments, Loans and Guarantees of Loans.

                 1.1 The Committee may, in its discretion, assist any Optionee or Participant (other than an Optionee or Participant who is a non-employee member of the Board) in the exercise of one or more Options granted to such Optionee or the purchase of one or more shares of Stock issued to such Participant under the Plan, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such Optionee or Participant, (ii) permitting the Optionee or Participant to pay the Option price or purchase price for the purchased Stock in installments over a period of years or (iii) authorizing a guarantee by the Company of a third-party loan to the Optionee or Participant. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) shall be upon such terms as the Committee specifies in the applicable Option or Issuance Agreement or otherwise deems appropriate under the circumstances. Loans, installment payments and guarantees may be granted with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the Option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

                 1.2 The Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Committee may deem appropriate.

                 2. Amendment of the Plan. The Board shall have complete and exclusive power and authority to amend or modify the Plan, and the Committee may amend or modify the terms of any outstanding Options or unvested Stock issuances under the Plan in any or all aspects whatsoever not inconsistent with the terms of the Plan. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to Options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Stock issued under the Plan prior to such action, unless the Optionee or Participant consents to such amendment, and (ii) any amendment made to the





                                      26.

Automatic Option Grant Program (or any Options outstanding thereunder) shall be in compliance with the limitation of Section 4 of Article Four. In addition, the Board shall not, without the approval of the Company's stockholders, amend the Plan to:

                               (i)         materially increase the maximum
         number of shares issuable under the Plan or the number of shares for which Options may be granted to Eligible Directors under the Automatic Option Grant Program or the maximum number of shares for which any one individual participating in the Plan may be granted Options and direct Stock issuances in the aggregate after December 31, 1993, except for permissible adjustments under paragraph 6.3 of Article One;

                              (ii) materially increase the benefits accruing to individuals who participate in the Plan; or

                             (iii) materially modify the eligibility requirements for the grant of Options or the issuance of Stock under the Plan.

                 3. Use of Proceeds. Any cash proceeds received by the Company from the sale of shares pursuant to Option grants or direct Stock issuances under the Plan shall be used for general corporate business.

                 4.       Withholding.

                 4.1 The Company's obligation to deliver shares of Stock upon the exercise of Options for such shares or upon the direct issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                 4.2 The Committee may, in its discretion and in accordance with the provisions of this Section 4 and such supplemental rules as the Committee may from time to time adopt (including applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of Nonstatutory Options (other than the automatic Option grants made pursuant to Article Four of the Plan) or unvested shares under the Stock Issuance Program with the right to use shares of Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their Options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:





                                      27.

                          4.2.1   Stock Withholding.  The holder of the
Nonstatutory Option or unvested shares may be provided with the election to have the Company withhold, from the shares of Stock otherwise issuable upon the exercise of such Nonstatutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                          4.2.2   Stock Delivery.  The Committee may, in its
discretion, provide the holder of the Nonstatutory Option or the unvested shares with the election to deliver to the Company, at the time the Nonstatutory Option is exercised or the shares vest, one or more shares of Stock already held by such individual with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such Option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

                 5. Regulatory Approvals. The implementation of the Plan, the granting of any Option hereunder and the issuance of Stock upon the exercise or surrender of any such Option or as a direct issuance under the Plan shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options granted under it and the Stock issued pursuant to it.

                 6. No Employment Rights. Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in the Service of the Company (or any Subsidiary employing or retaining such Optionee or Participant) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any such Subsidiary) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate the Service of the Optionee or Participant at any time for any reason whatsoever, with or without cause.

                 7.       Certain Outstanding Options.

                 7.1 Each Option granted under the Company's Original Plan or the 1980 Burr-Brown Research Corporation Executive Stock Plan which was outstanding on the Effective Date of this Plan was incorporated into this Plan and treated as an outstanding Option under this Plan, but each such Option continues to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such Options with respect to their acquisition of shares of Stock thereunder.





                                      28.

                 7.2 One or more provisions of this Plan, including the Option/vesting acceleration provisions applicable in the event of a Corporate Transaction or Change in Control or the limited surrender rights exercisable in the event of a Hostile Take-Over, may, in the Committee's discretion, be extended to one or more Options which were outstanding under the Company's Original Plan or the 1980 Burr-Brown Research Corporation Executive Stock Plan on the Effective Date of this Plan but which do not otherwise provide for such benefits.





                                      29.

                                                                 ANNEX B

                             BURR-BROWN CORPORATION

                        AUTOMATIC STOCK OPTION AGREEMENT
                        --------------------------------

RECITALS
- --------
                 A. The Company has approved an automatic option grant program under the 1993 Stock Incentive Plan, as amended and restated through February 28, 1994 (the "Plan"), pursuant to which a special option grant is to be made to each eligible member of the Company's Board of Directors (the "Board") in order to encourage such individual to remain in the Company's service.

                 B. Optionee is an eligible Board member and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Company's common stock ("Common Stock") under the Plan.

                 C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code.

                 NOW, THEREFORE, it is hereby agreed as follows:

                 1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Option Price") specified in the Grant Notice.

                 2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated under Paragraph 5, 7 or 8.

                 3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 8.b, shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

                 4. EXERCISABILITY. This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are at the time vested in accordance with the Vesting Schedule set forth in the Grant Notice and shall remain so exercisable until the expiration or sooner termination of the option term. In no event, however, shall any additional Option Shares vest following Optionee's cessation of service as a Board member for any reason other than death or permanent disability.

                 5. TERMINATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

                          a. Upon Optionee's cessation of Board service for any reason other than death or permanent disability, this option shall immediately terminate and cease to remain outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule set forth in the Grant Notice or the special vesting acceleration provisions of Paragraph 7 or 8.

                          b. Should Optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding this option, then Optionee shall have a period of six (6) months, measured from the date of such cessation of Board service, in which to exercise this option for any or all Option Shares in which Optionee is vested on date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the earlier of (i) the expiration of such six
         (6)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the option has not otherwise been exercised.

                          c. Should Optionee die during the six (6)-month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares subsequently purchased by Optionee prior to





                                       2.

         death). Such right of exercise shall terminate, and this option shall accordingly cease to be exercisable for such vested Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the specified Expiration Date of the option term.

                          d. Should Optionee die or become permanently disabled while serving as a Board member, then all the Option Shares at the time subject to this option shall immediately vest, and Optionee (or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution) shall have the right to exercise this option for any or all of those vested Option Shares. Such right of exercise shall terminate, and this option shall accordingly cease to remain outstanding with respect to the Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date on which Optionee dies or becomes permanently disabled or (ii) the specified Expiration Date of the option term.

                          e. Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                 6. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Company's receipt of consideration, then the number and class of securities purchasable under this option and the Option Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Option Price shall remain the same.

                 7. CORPORATE TRANSACTIONS. In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):

                          a.      a merger, consolidation or other
         reorganization in which the Company is not the surviving entity, except for a transaction the principal purpose of





                                       3.

         which is to change the state in which the Company is incorporated,

                          b. the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

                          c. any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger, all Option Shares at the time subject to this option
but not otherwise vested shall automatically vest, and the Company's repurchase right shall immediately terminate, so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or the parent thereof).

                 8.       CHANGES IN CONTROL/HOSTILE TAKEOVERS.

                          a.      All Option Shares subject to this option at
the time of a Change in Control (as defined below) but not otherwise vested shall automatically vest, and the Company's repurchase right shall immediately terminate, so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. This option shall remain exercisable for such fully vested Option Shares until the earliest to occur of (i) the specified Expiration Date of the option term, (ii) the sooner termination of this option in accordance with Paragraph 5 or 7 or (iii) the surrender of this option under Paragraph 8.b.

                          b.      Provided this option has been outstanding for
at least six (6) months prior to the occurrence of a Hostile Take-Over (as defined below), Optionee shall have an unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Company in exchange for a cash distribution from





                                       4.

the Company in an amount equal to the excess of (i) the Take-Over Price (as defined below) of the Option Shares at the time subject to the surrendered option (whether or not those Option Shares are at the time vested) over (ii) the aggregate Option Price payable for such shares.

                          c.      To exercise such limited stock appreciation
right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Company with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares of Common Stock subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. However, should this option be surrendered for only a portion of the Option Shares at the time subject to the option, a new stock option agreement (substantially in the form of this Agreement) shall be issued by the Company for the balance of the Option Shares for which this option is not surrendered.

                          d.      This limited stock appreciation right shall
in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

                          e.      Definitions:  For purposes of this Agreement,
the following definitions shall be in effect:

                                  A CHANGE IN CONTROL shall be deemed to occur
in the event:

                 - any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept, or





                                       5.

                 - there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                          A HOSTILE TAKE-OVER shall be deemed to occur in the
event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept and (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

                          The TAKE-OVER PRICE per share shall be deemed to be
equal to the greater of (i) the Fair Market Value per share of Common Stock on the date that option is surrendered to the Company in connection with a Hostile Take-Over, as determined in accordance with the valuation provisions of Paragraph 9.b, or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

                 9.       MANNER OF EXERCISING OPTION.

                          a.      In order to exercise this option for all or
any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                                  -        To the extent the option is
         exercised for vested Option Shares, the Secretary of the Company shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of





                                       6.

         vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Company a stock issuance agreement (in form and substance satisfactory to the Company) which grants the Company the right to repurchase, at the Option Price, any and all unvested Option Shares held by Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any purchased Option Shares subject to such repurchase right (the "Issuance Agreement").

                                  -        The aggregate Option Price for the
         purchased shares shall be paid in one of the following alternative forms:

                                        (a)     full payment in cash or check
                 payable to the Company's order;

                                        (b)     full payment in shares of
                 Common Stock valued at Fair Market Value on the Exercise Date (as defined below) and held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes;

                                        (c)     full payment in a combination
                 of shares of Common Stock valued at Fair Market Value on the Exercise Date and held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and cash or check payable to the Company's order; or

                                        (d)     to the extent the option is
                 exercised for vested Option Shares, full payment through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide irrevocable written instructions (i) to a Company- designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for those shares and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.





                                       7.

                                  -        Appropriate documentation evidencing
         the right to exercise this option shall be furnished the Company if the person or persons exercising the option is other than Optionee.

                          b.      For purposes of subparagraph 9.a. above and
for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share on the date in question, as reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no such reported price on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                          c.      The Exercise Date shall be the date on which
the Exercise Notice is delivered to the Secretary of the Company, together with the appropriate Issuance Agreement for any unvested shares acquired under the option. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the Option Price for the purchased shares must accompany such notice.

                          d.      As soon as practical after the Exercise Date,
the Company shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Company's repurchase rights and may be held in escrow with the Company until such shares vest.

                          e.      In no event may this option be exercised for
any fractional share.

                 10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Option Price for the purchased shares.

                 11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.





                                       8.

                 12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

                 13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Company's successors and assigns.

                 14. DISCHARGE OF LIABILITY. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain all such applicable approvals.

                 15. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at the Corporate Offices at 6730 South Tucson Boulevard, Tucson, Arizona 85706. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                 16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of Article Four of the Plan. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Arizona without resort to that State's conflict-of-laws provisions.





                                       9.

                                   EXHIBIT I

                             NOTICE OF EXERCISE OF
                             AUTOMATIC STOCK OPTION
                             ----------------------

                 I hereby notify Burr-Brown Corporation (the "Company") that I elect to purchase ____________________ shares of the Company's Common Stock (the "Purchased Shares") at the option exercise price of $______ per share (the "Option Price") pursuant to that certain option (the "Option") granted to me under the Company's 1993 Stock Incentive Plan on ___________, 199_ to purchase up to 10,000 shares of the Company's Common Stock.

                 Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall hereby pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Option Price for any Purchased Shares in which I am vested at the time of exercise.



___________________________               ___________________________________
Date                                                                 Optionee

                                          Address: __________________________

                                                   __________________________


Print name in exact manner
it is to appear on the
stock certificate:                        ___________________________________


Address to which certificate
is to be sent, if different
from address above:                       ___________________________________

                                          ___________________________________


Social Security Number:                   ___________________________________

                                                                 ANNEX C

                                NOTICE OF GRANT
                                       OF
                             AUTOMATIC STOCK OPTION
                             ----------------------
                 Notice is hereby given of the following stock option (the "Option") to purchase shares of the common stock of Burr-Brown Corporation (the "Company") granted pursuant to the automatic option grant program in effect under the Company's 1993 Stock Incentive Plan ("Plan"):

                 OPTIONEE:        _______________________________

                 GRANT DATE:      ________________________, 199__

                 TYPE OF OPTION:  Non-Statutory Stock Option

                 OPTION PRICE:    $_________________ per share

                 NUMBER OF OPTION SHARES:  10,000 shares

                 EXPIRATION DATE: ______________________, 200__

                 EXERCISE SCHEDULE: The Option is immediately exercisable for all the Option Shares.

                 VESTING SCHEDULE: The Option Shares shall initially be unvested and subject to repurchase by the Company, at the Option Price paid per share, upon Optionee's cessation of service as a member of the Company's Board of Directors (the
                 "Board") prior to vesting in those shares.   Provided Optionee
                 continues to serve on the Board, Optionee shall acquire a vested interest in the Option Shares, and the Company's repurchase right with respect to the Option Shares shall lapse, in a series of five (5) equal and successive annual installments, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the Grant Date. In no event shall any additional Option Shares vest following Optionee's cessation of Board service for any reason other than death or permanent disability.

                 Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan governing automatic option grants to Board members. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

                 Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus attached hereto as Exhibit B. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporate Offices at 6730 South Tucson Boulevard, Tucson, Arizona 85706.

                 REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERRABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE COMPANY AND ITS ASSIGNS, AT THE OPTION PRICE PAID PER SHARE, UPON OPTIONEE'S CESSATION OF SERVICE AS A MEMBER OF THE COMPANY'S BOARD OF DIRECTORS. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SET FORTH IN A STOCK ISSUANCE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

                 No provision of this Notice of Grant or the attached Automatic Stock Option Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DATED: ____________________, 199__


                                          BURR-BROWN CORPORATION

                                          By: _______________________________

                                          Title: ____________________________


                                              ____________________________
                                                         OPTIONEE

                                          Address: __________________________

                                                   __________________________

ATTACHMENTS:
EXHIBIT A:       AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B:       PLAN SUMMARY AND PROSPECTUS FOR NON-EMPLOYEE DIRECTORS